Exhibit 99.2

Three months and nine months ended September 30, 2023

Supplemental Information of Gulfport Energy

Production Volumes by Asset Area: Three months ended September 30, 2023

Production Volumes

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022
Natural gas (Mcf/day)
Utica	795,191	597,027
SCOOP	176,161	218,633
Total	971,352	815,660
Oil and condensate (Bbl/day)
Utica	528	646
SCOOP	2,667	3,721
Total	3,195	4,366
NGL (Bbl/day)
Utica	2,271	2,458
SCOOP	8,790	9,714
Total	11,061	12,172
Combined (Mcfe/day)
Utica	811,985	615,649
SCOOP	244,902	299,239
Total	1,056,887	914,888
Totals may not sum or recalculate due to rounding.

Production Volumes by Asset Area: Nine months ended September 30, 2023

Production Volumes

	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Natural gas (Mcf/day)
Utica	755,372	664,967
SCOOP	198,616	200,847
Total	953,989	865,814
Oil and condensate (Bbl/day)
Utica	558	689
SCOOP	3,256	3,539
Total	3,813	4,228
NGL (Bbl/day)
Utica	2,466	2,252
SCOOP	9,921	9,275
Total	12,387	11,526
Combined (Mcfe/day)
Utica	773,512	682,611
SCOOP	277,676	277,730
Total	1,051,188	960,341
Totals may not sum or recalculate due to rounding.

Production and Pricing: Three months ended September 30, 2023

The following table summarizes production and related pricing for the three months ended September 30, 2023, as compared to such data for the three months ended September 30, 2022:

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022
Natural gas sales
Natural gas production volumes (MMcf)	89,364	75,041
Natural gas production volumes (MMcf) per day	971	816
Total sales	$177,401	$585,596
Average price without the impact of derivatives ($/Mcf)	$1.99	$7.80
Impact from settled derivatives ($/Mcf)	$0.54	$(4.72)
Average price, including settled derivatives ($/Mcf)	$2.53	$3.08

Oil and condensate sales
Oil and condensate production volumes (MBbl)	294	402
Oil and condensate production volumes (MBbl) per day	3	4
Total sales	$22,896	$36,050
Average price without the impact of derivatives ($/Bbl)	$77.90	$89.75
Impact from settled derivatives ($/Bbl)	$(7.25)	$(22.49)
Average price, including settled derivatives ($/Bbl)	$70.65	$67.26

NGL sales
NGL production volumes (MBbl)	1,018	1,120
NGL production volumes (MBbl) per day	11	12
Total sales	$26,953	$44,351
Average price without the impact of derivatives ($/Bbl)	$26.49	$39.61
Impact from settled derivatives ($/Bbl)	$2.62	$(2.53)
Average price, including settled derivatives ($/Bbl)	$29.11	$37.08

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	97,234	84,170
Natural gas equivalents (MMcfe) per day	1,057	915
Total sales	$227,250	$665,997
Average price without the impact of derivatives ($/Mcfe)	$2.34	$7.91
Impact from settled derivatives ($/Mcfe)	$0.50	$(4.35)
Average price, including settled derivatives ($/Mcfe)	$2.84	$3.56

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.16	$0.18
Average taxes other than income ($/Mcfe)	$0.07	$0.20
Average transportation, gathering, processing and compression ($/Mcfe)	$0.89	$1.06
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.12	$1.44

Production and Pricing: Nine months ended September 30, 2023

The following table summarizes production and related pricing for the nine months ended September 30, 2023, as compared to such data for the nine months ended September 30, 2022:

	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Natural gas sales
Natural gas production volumes (MMcf)	260,439	236,367
Natural gas production volumes (MMcf) per day	954	866
Total sales	$619,181	$1,529,898
Average price without the impact of derivatives ($/Mcf)	$2.38	$6.47
Impact from settled derivatives ($/Mcf)	$0.37	$(3.19)
Average price, including settled derivatives ($/Mcf)	$2.75	$3.28

Oil and condensate sales
Oil and condensate production volumes (MBbl)	1,041	1,154
Oil and condensate production volumes (MBbl) per day	4	4
Total sales	$76,212	$111,298
Average price without the impact of derivatives ($/Bbl)	$73.21	$96.42
Impact from settled derivatives ($/Bbl)	$(2.29)	$(27.26)
Average price, including settled derivatives ($/Bbl)	$70.92	$69.16

NGL sales
NGL production volumes (MBbl)	3,382	3,147
NGL production volumes (MBbl) per day	12	12
Total sales	$92,935	$143,741
Average price without the impact of derivatives ($/Bbl)	$27.48	$45.68
Impact from settled derivatives ($/Bbl)	$1.88	$(4.38)
Average price, including settled derivatives ($/Bbl)	$29.36	$41.30

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	286,974	262,173
Natural gas equivalents (MMcfe) per day	1,051	960
Total sales	$788,328	$1,784,937
Average price without the impact of derivatives ($/Mcfe)	$2.75	$6.81
Impact from settled derivatives ($/Mcfe)	$0.35	$(3.05)
Average price, including settled derivatives ($/Mcfe)	$3.10	$3.76

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.18	$0.18
Average taxes other than income ($/Mcfe)	$0.09	$0.17
Average transportation, gathering, processing and compression ($/Mcfe)	$0.91	$1.00
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.18	$1.35

Consolidated Statements of Income: Three months ended September 30, 2023

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022
REVENUES:
Natural gas sales	$177,401	$585,596
Oil and condensate sales	22,896	36,050
Natural gas liquid sales	26,953	44,351
Net gain (loss) on natural gas, oil and NGL derivatives	39,417	(474,895)
Total revenues	266,667	191,102
OPERATING EXPENSES:
Lease operating expenses	15,627	15,363
Taxes other than income	7,216	16,529
Transportation, gathering, processing and compression	86,602	89,234
Depreciation, depletion and amortization	79,505	64,419
General and administrative expenses	9,894	8,752
Accretion expense	639	673
Total operating expenses	199,483	194,970
INCOME (LOSS) FROM OPERATIONS	67,184	(3,868)
OTHER EXPENSE (INCOME):
Interest expense	14,919	15,461
Other, net	(1,438)	(857)
Total other expense	13,481	14,604
INCOME (LOSS) BEFORE INCOME TAXES	53,703	(18,472)
INCOME TAX BENEFIT:
Current	—	—
Deferred	(554,741)	—
Total income tax benefit	(554,741)	—
NET INCOME (LOSS)	$608,444	$(18,472)
Dividends on preferred stock	(1,133)	(1,309)
Participating securities - preferred stock	(89,756)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$517,555	$(19,781)

NET INCOME (LOSS) PER COMMON SHARE:
Basic	$27.72	$(1.01)
Diluted	$27.37	$(1.01)
Weighted average common shares outstanding—Basic	18,670	19,635
Weighted average common shares outstanding—Diluted	18,954	19,635

Consolidated Statements of Income: Nine months ended September 30, 2023

(In thousands, except per share data)

(Unaudited)

	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
REVENUES:
Natural gas sales	$619,181	$1,529,898
Oil and condensate sales	76,212	111,298
Natural gas liquid sales	92,935	143,741
Net gain (loss) on natural gas, oil and NGL derivatives	514,266	(1,436,317)
Total revenues	1,302,594	348,620
OPERATING EXPENSES:
Lease operating expenses	51,644	47,246
Taxes other than income	25,849	45,679
Transportation, gathering, processing and compression	259,883	261,778
Depreciation, depletion and amortization	238,747	189,305
General and administrative expenses	27,238	24,128
Restructuring costs	4,762	—
Accretion expense	2,117	2,057
Total operating expenses	610,240	570,193
INCOME (LOSS) FROM OPERATIONS	692,354	(221,573)
OTHER EXPENSE (INCOME):
Interest expense	42,402	43,679
Other, net	(20,492)	(11,385)
Total other expense	21,910	32,294
INCOME (LOSS) BEFORE INCOME TAXES	670,444	(253,867)
INCOME TAX BENEFIT:
Current	—	—
Deferred	(554,741)	—
Total income tax benefit	(554,741)	—
NET INCOME (LOSS)	$1,225,185	$(253,867)
Dividends on preferred stock	(3,718)	(4,136)
Participating securities - preferred stock	(180,394)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,041,073	$(258,003)

NET INCOME (LOSS) PER COMMON SHARE:
Basic	$55.72	$(12.58)
Diluted	$55.08	$(12.58)
Weighted average common shares outstanding—Basic	18,686	20,514
Weighted average common shares outstanding—Diluted	18,937	20,514

Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$8,325	$7,259
Accounts receivable—oil, natural gas, and natural gas liquids sales	106,731	278,404
Accounts receivable—joint interest and other	12,364	21,478
Prepaid expenses and other current assets	8,173	7,621
Short-term derivative instruments	136,706	87,508
Total current assets	272,299	402,270
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	2,802,653	2,418,666
Unproved properties	196,947	178,472
Other property and equipment	8,120	6,363
Total property and equipment	3,007,720	2,603,501
Less: accumulated depletion, depreciation and amortization	(784,635)	(545,771)
Total property and equipment, net	2,223,085	2,057,730
Other assets:
Long-term derivative instruments	32,687	26,525
Deferred tax asset	554,741	—
Operating lease assets	17,466	26,713
Other assets	36,668	21,241
Total other assets	641,562	74,479
Total assets	$3,136,946	$2,534,479

Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	September 30, 2023	December 31, 2022

Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$310,584	$437,384
Short-term derivative instruments	50,947	343,522
Current portion of operating lease liabilities	12,932	12,414
Total current liabilities	374,463	793,320
Non-current liabilities:
Long-term derivative instruments	54,020	118,404
Asset retirement obligation	34,270	33,171
Non-current operating lease liabilities	4,534	14,299
Long-term debt	644,324	694,155
Total non-current liabilities	737,148	860,029
Total liabilities	$1,111,611	$1,653,349
Commitments and contingencies (Note 9)
Mezzanine Equity:
Preferred stock - $0.0001 par value, 110.0 thousand shares authorized, 45.3 thousand issued and outstanding at September 30, 2023, and 52.3 thousand issued and outstanding at December 31, 2022	45,329	52,295
Stockholders’ Equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 18.7 million issued and outstanding at September 30, 2023, and 19.1 million issued and outstanding at December 31, 2022	2	2
Additional paid-in capital	379,102	449,243
Common stock held in reserve, 62.0 thousand shares at September 30, 2023, and 62.0 thousand shares at December 31, 2022	(1,996)	(1,996)
Retained Earnings	1,603,339	381,872
Treasury stock, at cost - 3.7 thousand shares at September 30, 2023, and 3.9 thousand shares at December 31, 2022	(441)	(286)
Total stockholders’ equity	$1,980,006	$828,835
Total liabilities, mezzanine equity and stockholders’ equity	$3,136,946	$2,534,479

Consolidated Statement of Cash Flows: Three months ended September 30, 2023

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022
Cash flows from operating activities:
Net income (loss)	$608,444	$(18,472)
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion, depreciation and amortization	79,505	64,419
Net (gain) loss on derivative instruments	(39,417)	474,895
Net cash receipts (payments) on settled derivative instruments	49,061	(365,950)
Deferred income tax benefit	(554,741)	—
Other, net	4,043	3,232
Changes in operating assets and liabilities, net	9,379	9,758
Net cash provided by operating activities	156,274	167,882
Cash flows from investing activities:
Additions to oil and natural gas properties	(137,726)	(150,207)
Proceeds from sale of oil and natural gas properties	(1)	2,630
Other, net	(661)	(478)
Net cash used in investing activities	(138,388)	(148,055)
Cash flows from financing activities:
Principal payments on Credit Facility	(230,000)	(676,000)
Borrowings on Credit Facility	226,000	731,000
Debt issuance costs and loan commitment fees	(45)	(42)
Dividends on preferred stock	(1,131)	(1,308)
Repurchase of common stock under Repurchase Program	(8,241)	(70,579)
Other, net	(1,413)	(1,192)
Net cash used in financing activities	(14,830)	(18,121)
Net increase in cash and cash equivalents	3,056	1,706
Cash and cash equivalents at beginning of period	5,269	6,581
Cash and cash equivalents at end of period	$8,325	$8,287

Consolidated Statement of Cash Flows: Nine months ended September 30, 2023

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Cash flows from operating activities:
Net income (loss)	$1,225,185	$(253,867)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion, depreciation and amortization	238,747	189,305
Net (gain) loss on derivative instruments	(514,266)	1,436,317
Net cash receipts (payments) on settled derivative instruments	101,947	(799,416)
Deferred income tax benefit	(554,741)	—
Other, net	13,270	8,303
Changes in operating assets and liabilities, net	57,538	(29,560)
Net cash provided by operating activities	567,680	551,082
Cash flows from investing activities:
Additions to oil and natural gas properties	(421,132)	(331,994)
Proceeds from sale of oil and natural gas properties	2,647	3,210
Other, net	(1,496)	(536)
Net cash used in investing activities	(419,981)	(329,320)
Cash flows from financing activities:
Principal payments on Credit Facility	(748,000)	(1,512,000)
Borrowings on Credit Facility	698,000	1,527,000
Debt issuance costs and loan commitment fees	(6,965)	(211)
Dividends on preferred stock	(3,718)	(4,136)
Repurchase of common stock under Repurchase Program	(82,757)	(225,791)
Other, net	(3,193)	(1,597)
Net cash used in financing activities	(146,633)	(216,735)
Net increase in cash and cash equivalents	1,066	5,027
Cash and cash equivalents at beginning of period	7,259	3,260
Cash and cash equivalents at end of period	$8,325	$8,287

Full Year 2023E Guidance

The Company’s full year 2023 guidance (changes in italics) is set forth in the table below. Gulfport’s 2023 guidance assumes commodity strip prices as of October 17, 2023, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2023
	Low	High
Production
Average daily gas equivalent (MMcfe/day)	1,045	1,055
% Gas	~90%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.20)	$(0.35)
NGL (% of WTI)	35%	40%
Oil (differential to NYMEX WTI) ($/Bbl)	$(3.50)	$(4.50)

Expenses
Lease operating expense ($/Mcfe)	$0.16	$0.18
Taxes other than income ($/Mcfe)	$0.10	$0.12
Transportation, gathering, processing and compression ($/Mcfe)	$0.90	$0.94
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.11	$0.13

	Total
Capital expenditures (incurred)	(in millions)
D&C	$385	$395
Maintenance leasehold and land	$50	$60
Total base capital expenditures	$435	$455

Discretionary acreage acquisitions	~$40

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to the continued administration of our prior Chapter 11 filing.
(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport’s hedging positions as of October 31, 2023:

	4Q2023	Full Year 2024	Full Year 2025
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	280	325	150
Weighted Average Price ($/MMBtu)	$4.36	$4.05	$4.08

Fixed Price Collars
Volume (BBtupd)	285	225	100
Weighted Average Floor Price ($/MMBtu)	$2.93	$3.36	$3.62
Weighted Average Ceiling Price ($/MMBtu)	$4.78	$5.14	$4.54

Fixed Price Calls Sold
Volume (BBtupd)	408	202	193
Weighted Average Price ($/MMBtu)	$3.21	$3.33	$5.80

Rex Zone 3 Basis
Volume (BBtupd)	140	150	—
Differential ($/MMBtu)	$(0.22)	$(0.15)	$—

Tetco M2 Basis
Volume (BBtupd)	210	140	—
Differential ($/MMBtu)	$(0.91)	$(0.94)	$—

NGPL TX OK Basis
Volume (BBtupd)	80	70	—
Differential ($/MMBtu)	$(0.35)	$(0.31)	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	3,000	500	—
Weighted Average Price ($/Bbl)	$74.47	$77.50	$—

Fixed Price Collars
Volume (Bblpd)	—	1,000	—
Weighted Average Floor Price ($/Bbl)	$—	$62.00	$—
Weighted Average Ceiling Price ($/Bbl)	$—	$80.00	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	3,000	2,500	1,000
Weighted Average Price ($/Bbl)	$38.07	$30.25	$30.03

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tool to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to net income (loss) less deferred income tax benefit, non-cash derivative (gain) loss, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation expenses, restructuring costs and other items which include items related to our Chapter 11 filing and other non-material expenses.

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, deferred income tax benefit, depreciation, depletion and amortization, and impairment of oil and gas properties, property and equipment, accretion, non-cash derivative (gain) loss, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation, restructuring costs and other items which include items related to our Chapter 11 filing and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by (used in) operating activities but excluded from adjusted EBITDA less interest expense, capitalized expenses incurred and capital expenditures incurred, excluding discretionary acreage acquisitions. Gulfport includes an adjusted free cash flow estimate for 2023. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing. Gulfport includes a recurring general and administrative expense estimate for 2023. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Three months ended September 30, 2023

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022

Net Income (Loss) (GAAP)	$608,444	$(18,472)

Adjustments:
Deferred income tax benefit	(554,741)	—
Non-cash derivative loss	9,644	108,945
Non-recurring general and administrative expense	700	914
Stock-based compensation expense	2,360	1,583
Other, net	(1,438)	(857)
Adjusted Net Income (Non-GAAP)	$64,969	$92,113

Adjusted Net Income: Nine months ended September 30, 2023

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022

Net Income (Loss) (GAAP)	$1,225,185	$(253,867)

Adjustments:
Deferred income tax benefit	(554,741)	—
Non-cash derivative (gain) loss	(412,319)	636,901
Non-recurring general and administrative expense	2,435	1,673
Stock-based compensation expense	6,138	4,157
Restructuring costs	4,762	—
Other, net(1)(2)	(20,492)	(11,385)
Adjusted Net Income (Non-GAAP)	$250,968	$377,479

(1)	For the nine months ended September 30, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. The distribution and settlement is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2023. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.
(2)	For the nine months ended September 30, 2022, “Other, net” included $11.5 million receipt of funds related to our initial claim distribution from our Chapter 11 Plan of Reorganization. The distribution is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2023. Additionally, “Other, net” included a $5.1 million payment to settle certain gas imbalance positions and a $5.2 million receipt of funds from a litigation settlement.

Adjusted EBITDA: Three months ended September 30, 2023

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022

Net Income (Loss) (GAAP)	$608,444	$(18,472)

Adjustments:
Interest expense	14,919	15,461
Deferred income tax benefit	(554,741)	—
DD&A and accretion	80,144	65,092
Non-cash derivative loss	9,644	108,945
Non-recurring general and administrative expenses	700	914
Stock-based compensation expense	2,360	1,583
Other, net	(1,438)	(857)
Adjusted EBITDA (Non-GAAP)	$160,032	$172,666

Adjusted EBITDA: Nine months ended September 30, 2023

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022

Net Income (Loss) (GAAP)	$1,225,185	$(253,867)

Adjustments:
Interest expense	42,402	43,679
Deferred income tax benefit	(554,741)	—
DD&A and accretion	240,864	191,362
Non-cash derivative (gain) loss	(412,319)	636,901
Non-recurring general and administrative expenses	2,435	1,673
Stock-based compensation expense	6,138	4,157
Restructuring costs	4,762	—
Other, net(1)(2)	(20,492)	(11,385)
Adjusted EBITDA (Non-GAAP)	$534,234	$612,520

(1)	For the nine months ended September 30, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. The distribution and settlement is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2023. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.
(2)	For the nine months ended September 30, 2022, “Other, net” included $11.5 million receipt of funds related to our initial claim distribution from our Chapter 11 Plan of Reorganization. The distribution is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2023. Additionally, “Other, net” included a $5.1 million payment to settle certain gas imbalance positions and a $5.2 million receipt of funds from a litigation settlement.

Adjusted Free Cash Flow: Three months ended September 30, 2023

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022

Net cash provided by operating activity (GAAP)	$156,274	$167,882
Adjustments:
Interest expense	14,919	15,461
Non-recurring general and administrative expenses	700	914
Other, net	(2,482)	(1,833)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	14,627	631
Accounts receivable - joint interest and other	(5,519)	10,836
Accounts payable and accrued liabilities	(17,175)	(21,603)
Prepaid expenses	(1,329)	324
Other assets	17	54
Total changes in operating assets and liabilities, net	$(9,379)	$(9,758)
Adjusted EBITDA (Non-GAAP)	$160,032	$172,666
Interest expense	(14,919)	(15,461)
Capitalized expenses incurred(1)	(5,611)	(4,109)
Capital expenditures incurred(2,3)	(90,584)	(142,017)
Adjusted free cash flow (Non-GAAP)(3)	$48,918	$11,079

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(3)	Includes $0.7 million of non-O&G capital and excludes targeted discretionary acreage acquisitions of $19.4 million that the Company has previously guided to an anticipated total of ~$40 million of discretionary acreage acquisitions in 2023.

Adjusted Free Cash Flow: Nine months ended September 30, 2023

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022

Net cash provided by operating activity (GAAP)	$567,680	$551,082
Adjustments:
Interest expense	42,402	43,679
Non-recurring general and administrative expenses	2,435	1,673
Restructuring costs	4,762	—
Other, net(1)(2)	(25,507)	(13,474)
Changes in operating assets and liabilities:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(171,673)	84,674
Accounts receivable - joint interest and other	(9,114)	14,947
Accounts payable and accrued liabilities	123,657	(65,648)
Prepaid expenses	(356)	(3,061)
Other assets	(52)	(1,352)
Total changes in operating assets and liabilities	$(57,538)	$29,560
Adjusted EBITDA (Non-GAAP)	$534,234	$612,520
Interest expense	(42,402)	(43,679)
Capitalized expenses incurred(3)	(16,117)	(12,486)
Capital expenditures incurred(4,5)	(362,298)	(348,147)
Adjusted free cash flow (Non-GAAP)(5)	$113,417	$208,208

(1)	For the nine months ended September 30, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. The distribution and settlement is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2023. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.
(2)	For the nine months ended September 30, 2022, “Other, net” included $11.5 million receipt of funds related to our initial claim distribution from our Chapter 11 Plan of Reorganization. The distribution is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2023. Additionally, “Other, net” included a $5.1 million payment to settle certain gas imbalance positions and a $5.2 million receipt of funds from a litigation settlement.
(3)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(4)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(5)	Includes $1.7 million of non-O&G capital and excludes targeted discretionary acreage acquisitions of $24.9 million that the Company has previously guided to an anticipated total of ~$40 million of discretionary acreage acquisitions in 2023.

Recurring General and Administrative Expenses:

Three months ended September 30, 2023

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2023			Three Months Ended September 30, 2022
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$7,534	$2,360	$9,894	$7,169	$1,583	$8,752
Capitalized general and administrative expense	4,496	1,162	5,658	4,109	815	4,924
Non-recurring general and administrative expense	(700)	—	(700)	(914)	—	(914)
Recurring general and administrative before capitalization (Non-GAAP)	$11,330	$3,522	$14,852	$10,364	$2,398	$12,762

Recurring General and Administrative Expenses:

Nine months ended September 30, 2023

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2023			Nine Months Ended September 30, 2022
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$21,100	$6,138	$27,238	$19,971	$4,157	$24,128
Capitalized general and administrative expense	13,163	3,023	16,186	12,486	2,142	14,628
Non-recurring general and administrative expense	(2,435)	—	(2,435)	(1,673)	—	(1,673)
Recurring general and administrative before capitalization (Non-GAAP)	$31,828	$9,161	$40,989	$30,784	$6,299	$37,083